UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

SCHEDULE 14A

Proxy Statement Pursuant to Section 14(a) of the

Securities Exchange Act of 1934

(Amendment No.     )

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Phathom Pharmaceuticals, Inc.

(Name of Registrant as Specified In Its Charter)

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

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*** Exercise Your Right to Vote ***    Important Notice Regarding the Availability of Proxy Materials for the    Shareholder Meeting to Be Held on May 21, 2020.    Meeting Information    PHATHOM PHARMACEUTICALS, INC.    Meeting Type: Annual Meeting    For holders as of: March 27, 2020    Date: May 21, 2020 Time: 9:45 AM EDT    Location:    Meeting live via the Internet-please visit    www.virtualshareholdermeeting.com/PHAT2020.    The company will be hosting the meeting live via the Internet   this year. To attend the meeting via the Internet please visit  www.virtualshareholdermeeting.com/PHAT2020 and be sure to   have the information that is printed in the box marked by the arrow   XXXX XXXX XXXX XXXX     (located on the following page).    PHATHOM PHARMACEUTICALS, INC.    100 CAMPUS DRIVE, SUITE 102    FLORHAM PARK, NJ 07932    You are receiving this communication because you hold shares in   the company named above.     This is not a ballot. You cannot use this notice to vote these   shares. This communication presents only an overview of the more   complete proxy materials that are available to you on the Internet.   You may view the proxy materials online at www.proxyvote.com or   easily request a paper copy (see reverse side).     We encourage you to access and review all of the important   information contained in the proxy materials before voting.    D04689-P32674    See the reverse side of this notice to obtain   proxy materials and voting instructions.

Before You Vote    How to Access the Proxy Materials    Proxy Materials Available to VIEW or RECEIVE:    ANNUAL REPORT NOTICE & PROXY STATEMENT    How to View Online:    Have the information that is printed in the box marked by the arrow XXXX XXXX XXXX XXXX     (located on the  following page) and visit: www.proxyvote.com.    How to Request and Receive a PAPER or E-MAIL Copy:    If you want to receive a paper or e-mail copy of these documents, you must request one. There is NO charge for requesting a copy. Please choose one of the following methods to make your request:

1) BY INTERNET: www.proxyvote.com

2) BY TELEPHONE: 1-800-579-1639

3) BY E-MAIL*: sendmaterial@proxyvote.com

* If requesting materials by e-mail, please send a blank e-mail with the information that is printed in the box marked   by the arrow XXXX XXXX XXXX XXXX     (located on the following page) in the subject line.    Requests, instructions and other inquiries sent to this e-mail address will NOT be forwarded to your investment   advisor. Please make the request as instructed above on or before May 7, 2020 to facilitate timely delivery.    How To Vote    D04690-P32674    Please Choose One of the Following Voting Methods    Vote By Internet:     Before The Meeting:    Go to www.proxyvote.com. Have the information that is printed in the box marked by the arrow   XXXX XXXX XXXX XXXX     (located on the following page) available and follow the instructions.     During The Meeting:    Go to www.virtualshareholdermeeting.com/PHAT2020. Have the information that is printed in the box marked   by the arrow XXXX XXXX XXXX XXXX     (located on the following page) available and follow the instructions.    Vote By Mail: You can vote by mail by requesting a paper copy of the materials, which will include a proxy card.

The Board of Directors recommends you vote FOR   each of the following director nominees:    1. To elect two class I directors to hold office until   the 2023 Annual Meeting of Stockholders.     Nominees:     1a. Terrie Curran     1b. Mark Stenhouse    The Board of Directors recommends you vote FOR the following proposal:    2. To ratify the appointment of Ernst & Young LLP as the Company's independent registered public accounting firm for the fiscal   year ending December 31, 2020.

NOTE: Such other business as may properly come before the meeting or any adjournment thereof.

D04691-P32674

  D04692-P32674